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                                                                      EXHIBIT 21
                Subsidiaries of UnitedHealth Group Incorporated

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                                                                State of
                      Name of Entity                         Incorporation           Subsidiary of What Entity
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
Ingenix, Inc.                                                Delaware                UnitedHealth Group Incorporated
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Ovations, Inc.                                               Delaware                United HealthCare Services, Inc.
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Specialized Care Services, Inc.                              Delaware                United HealthCare Services, Inc.
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Unimerica, Inc.                                              Delaware                United HealthCare Services, Inc.
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Uniprise, Inc.                                               Delaware                United HealthCare Services, Inc.
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UnitedHealth Networks, Inc.                                  Delaware                United HealthCare Services, Inc.
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UnitedHealthcare, Inc.                                       Delaware                United HealthCare Services, Inc.
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UnitedHealth Capital, Inc.                                   Delaware                United HealthCare Services, Inc
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UnitedHealth Capital, LLC                                    Delaware                United HealthCare Services, Inc.
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United HealthCare Services, Inc.                             Minnesota               UnitedHealth Group Incorporated
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UnitedHealthcare International, Inc.                         Delaware                UnitedHealth Group Incorporated
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United HealthCare Insurance Company                          Connecticut             UnitedHealth Group Incorporated
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United HealthCare of Alabama, Inc.                           Alabama                 United HealthCare Services, Inc.
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United HealthCare of Arizona, Inc.                           Arizona                 United HealthCare Services, Inc.
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United HealthCare of Arkansas                                Arkansas                United HealthCare Services, Inc.
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United HealthCare of California, Inc.                        California              MetraHealth Care Management Corporation
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United HealthCare of Colorado, Inc.                          Colorado                MetraHealth Care Management Corporation
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United HealthCare of Florida, Inc.                           Florida                 United HealthCare Services, Inc.
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United HealthCare of Georgia, Inc.                           Georgia                 United HealthCare Services, Inc.
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United HealthCare of Illinois, Inc.                          Delaware                United HealthCare Services, Inc.
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United HealthCare of Kentucky, Ltd.                          Kentucky                United HealthCare Services, Inc.
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United HealthCare of Louisiana, Inc.                         Louisiana               United HealthCare Services, Inc.
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United HealthCare of Mississippi, Inc.                       Mississippi             United HealthCare Services, Inc.
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United HealthCare of Nevada, Inc.                            Nevada                  United HealthCare Services, Inc.
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United HealthCare of New England, Inc.                       Rhode Island            United HealthCare Services, Inc.
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UnitedHealthcare of New Jersey, Inc.                         New Jersey              MetraHealth Care Management Corporation
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UnitedHealthcare of New York, Inc.                           New York                MetraHealth Care Management Corporation
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UnitedHealthcare of North Carolina, Inc.                     North Carolina          United HealthCare Services, Inc.
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United HealthCare of Ohio, Inc.                              Ohio                    United HealthCare Services, Inc.
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United HealthCare of Oregon, Inc.                            Oregon                  United HealthCare Services, Inc.
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United HealthCare of Tennessee, Inc.                         Tennessee               United HealthCare Services, Inc.
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United HealthCare of Texas, Inc.                             Texas                   United HealthCare Services, Inc.
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United HealthCare of Utah                                    Utah                    United HealthCare Services, Inc.
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United HealthCare of Virginia, Inc.                          Virginia                United HealthCare Services, Inc.
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United HealthCare of Washington, Inc.                        Washington              United HealthCare Services, Inc.
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UnitedHealthcare of Wisconsin, Inc.                          Wisconsin               United HealthCare Services, Inc.
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United HealthCare of the Mid-Atlantic, Inc.                  Maryland                United HealthCare Services, Inc.
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
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United HealthCare of the Midlands Network, Inc.              Nebraska                United HealthCare Services, Inc.
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United HealthCare of the Midlands, Inc.                      Nebraska                United HealthCare Services, Inc.
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United HealthCare of the Midwest, Inc.                       Missouri                United HealthCare Services, Inc.
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UnitedHealthCare Plans of Puerto Rico, Inc.                  Puerto Rico             United HealthCare Services, Inc.
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United HealthCare Service Corp.                              New York                United HealthCare Services, Inc.
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The Ovations Press, Inc.                                     Delaware                Ovations, Inc.
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National Benefit Resources, inc.                             Minnesota               Specialized Care Services, Inc.
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United Resource Networks, Inc.                               Delaware                Specialized Care Services, Inc.
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Coordinated Vision Care, Inc.                                Delaware                United HealthCare Services, Inc.
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Dental Benefit Providers, Inc.                               Delaware                United HealthCare Services, Inc.
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United Behavioral Health                                     California              United HealthCare Services, Inc.
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Clarite, LLC                                                 Delaware                United HealthCare Insurance Company
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MetraHealth Care Management Corporation                      Delaware                United HealthCare Insurance Company
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The MetraHealth Employee Benefits Company, Inc.              Connecticut             United HealthCare Insurance Company
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United HealthCare Insurance Company of Illinois              Illinois                United HealthCare Insurance Company
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United HealthCare Insurance Company of New York              New York                United Healthcare Insurance Company
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United HealthCare Insurance Company of Ohio                  Ohio                    United HealthCare Insurance Company
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